EXECUTION VERSION

AMENDMENT NO. 3
TO
SERIES 2011-1 SUPPLEMENT

dated as of November 20, 2012
between

RENTAL CAR FINANCE CORP.,
an Oklahoma corporation

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,
a New York banking corporation,
as Trustee

AMENDMENT NO. 3
TO SERIES 2011-1 SUPPLEMENT
This Amendment No. 3 to Series 2011-1 Supplement dated as of November 20, 2012 (“Amendment”), between Rental Car Finance Corp., an Oklahoma corporation (“RCFC”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee”) (RCFC and the Trustee are collectively referred to herein as the “Parties”).
RECITALS:
A.    RCFC, as Issuer, and the Trustee entered into that certain Amended and Restated Base Indenture dated as of February 14, 2007 (the “Base Indenture”);
B.    RCFC and the Trustee entered into that certain Series 2011-1 Supplement dated as of July 28, 2011 (the “Series 2011-1 Supplement”);
C.    RCFC and the Trustee entered into that certain Amendment No. 1 to Series 2011-1 Supplement dated as of February 16, 2012 (“Amendment No. 1”);
D.    RCFC and the Trustee entered into that certain Amendment No. 2 to Series 2011-1 Supplement dated as of February 23, 2012 (“Amendment No. 2”); and
E.    The Parties wish to amend and supplement the Series 2011-1 Supplement as provided herein pursuant to Section 8.7(a)(ii) thereof.
NOW THEREFORE, the Parties hereto agree as follows:
1.Definitions. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series 2011-1 Supplement and if not defined therein shall have the meaning set forth in the Definitions List attached as Schedule 1 to the Base Indenture.
2.    Amendment. The Series 2011-1 Supplement is hereby amended as follows:
a)The Table of Contents of the Series 2011-1 Supplement is hereby amended by adding “Exhibit E – Form of Series 2011-1 Letter of Credit” and “Exhibit F – Form of Request For Reduction of Series 2011-1 Letter of Credit Amount” in their appropriate alphabetical position;
b)    The following defined terms are hereby added to Section 2.1(b) of the Series 2011-1 Supplement in their appropriate alphabetical positions:
““Group VIII Lease Backstop Guaranty” means that certain Guaranty, dated as of November 20, 2012, by Hertz in favor of RCFC, guaranteeing DTAG’s obligations under the Master Lease.
“Hertz” means The Hertz Corporation, a Delaware corporation, and its successors and assigns.”;

c)    The definition of “Enhancement Letter of Credit Application and Agreement” in Section 2.1(b) of the Series 2011-1 Supplement is hereby deleted in its entirety;
d)    The definition of “Series 2011-1 Letter of Credit” in Section 2.1(b) of the Series 2011-1 Supplement is hereby deleted in its entirety and replaced with the following:
““Series 2011-1 Letter of Credit” means the irrevocable letter of credit, dated as of November 20, 2012, issued by the Series 2011-1 Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2011-1 Noteholders or any successor or replacement letter of credit in the form attached hereto as Exhibit E and meeting the requirements of this Supplement and the Master Lease.”;
e)    The definition of “Series 2011-1 Letter of Credit Provider” in Section 2.1(b) of the Series 2011-1 Supplement is hereby deleted in its entirety and replaced with the following:
““Series 2011-1 Letter of Credit Provider” means Deutsche Bank AG New York Branch, or such other Person providing the Series 2011-1 Letter of Credit in accordance with the terms of this Supplement and the Master Lease.”;
f)    Section 3.1(a)(i) of the Series 2011-1 Supplement is hereby amended and restated in its entirety as follows:
“(i)    the rights of RCFC under the Master Lease, the Group VIII Lease Backstop Guaranty and any other agreements relating to the Group VIII Vehicles to which RCFC is a party other than the Vehicle Disposition Programs, the Back-Up Disposition Agent Agreement (to the extent relating to the Group VIII Series of Notes), the Back-Up Servicing Agreement (to the extent relating to the Group VIII Series of Notes) and any Group VIII Vehicle insurance agreements (collectively, the “RCFC Agreements”), including, without limitation, all monies due and to become due to RCFC from the Lessees under or in connection with the RCFC Agreements, whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the RCFC Agreements or otherwise, and all rights, remedies, powers, privileges and claims of RCFC against any other party under or with respect to the RCFC Agreements (whether arising pursuant to the terms of such RCFC Agreements or otherwise available to RCFC at law or in equity), including the right to enforce any of the RCFC Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the RCFC Agreements or the obligations of any party thereunder;”
g)    Section 4.16(a) of the Series 2011-1 Supplement is hereby amended and restated in its entirety as follows:
“(a)    If prior to the date that is 40 days prior to the then scheduled Series 2011-1 Letter of Credit Expiration Date,

(i)    the Series 2011-1 Letter of Credit shall not have been extended or there shall not have been appointed a successor institution to act as Series 2011-1 Letter of Credit Provider, and
(ii)    the payments to be made by the Lessees under the Master Lease shall not have otherwise been credit enhanced with (A) the funding of the Series 2011-1 Cash Collateral Account with cash in the amount of the Series 2011-1 Letter of Credit Liquidity Amount or the funding of the Series 2011-1 Cash Liquidity Account in an amount sufficient to meet the conditions of Section 5.1(b), (B) other cash collateral accounts, overcollateralization or subordinated securities or (C) with the consent of the Series 2011-1 Required Noteholders, a Surety Bond or other similar arrangements; provided, however, that
(A)    any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (B) and (C) shall be approved by each Rating Agency; and
(B)    any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (i) or (ii)(C) shall, if the short‑term debt credit ratings with respect to such substitute credit enhancement, if applicable, are less than “P-1” or the equivalent from Moody’s and, if rated by DBRS, the equivalent rating from DBRS, be approved by the Series 2011-1 Required Noteholders;
then the Master Servicer shall, and shall cause each of the Lessees to, use its best efforts to cause the Series 2011-1 Letter of Credit to be extended, appoint a successor institution to act as Series 2011-1 Letter of Credit Provider or otherwise cause the payments to be made by the Lessees under the Master Lease to be credit enhanced in a manner described in the foregoing clause (a)(ii) and, if the Series 2011-1 Letter of Credit shall not have been extended, a successor institution shall not have been appointed to act as Series 2011-1 Letter of Credit Provider and the payments to be made by the Lessees under the Master Lease shall not have otherwise been credit enhanced in a manner described in the foregoing clause (a)(ii) prior to the date that is 30 days prior to the then scheduled Series 2011-1 Letter of Credit Expiration Date, the Master Servicer shall immediately notify the Trustee in writing pursuant to the Master Lease and, no later than one Business Day prior to the Series 2011-1 Letter of Credit Expiration Date, the Master Servicer shall further notify the Trustee in writing pursuant to the Master Lease of (x) the Series 2011-1 Invested Amount on such date, and (y) the amount available to be drawn on the Series 2011-1 Letter of Credit on such date. Upon receipt of such notice of such amounts by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) of this Section 4.16(a) on the Series 2011-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall deposit the proceeds of the disbursement resulting therefrom in a special deposit account established pursuant to Section 4.17 below (the “Series 2011-1 Cash Collateral Account”).”;
h)    Section 4.22 of the Series 2011-1 Supplement is hereby amended and restated in its entirety as follows:
“Appointment of Trustee to Hold Letter of Credit. The Trustee agrees to hold the Series 2011-1 Letter of Credit and to make draws thereon pursuant to the terms of the Series 2011-1 Letter of Credit and this Supplement. The Trustee shall promptly follow the written instructions of the Master Servicer to make a claim under the Series 2011-1 Letter of Credit or withdrawal from the Series 2011-1 Cash Collateral Account. The Master Servicer shall provide prompt written notice to the Trustee of the appointment of any Series 2011-1 Letter of Credit Provider. Promptly following the Trustee’s receipt of written notice from the Master Servicer, individually and on behalf of the Lessees, substantially in the form of Exhibit F hereto, requesting a reduction of the Series 2011-1 Letter of Credit Amount (as defined in the Series 2011-1 Letter of Credit), and in no event more than two (2) Business Days following the date of its receipt of such notice, the Trustee shall deliver to the Series 2011-1 Letter of Credit Provider a Notice of Reduction of Series 2011-1 Letter of Credit Amount substantially in the form of Annex D to the Series 2011-1 Letter of Credit, which, upon the Series 2011-1 Letter of Credit Provider’s written acknowledgment and agreement, shall effect a reduction in the Series 2011-1 Letter of Credit Amount as provided in such notice (and shall automatically effect a reduction of the Series 2011-1 Letter of Credit Amount hereunder). Upon the Trustee’s written acknowledgment and acceptance of each Notice of Increase of Series 2011-1 Letter of Credit Amount (substantially in the form of Annex E to the Series 2011-1 Letter of Credit), the Trustee will provide promptly copies thereof to the Series 2011-1 Letter of Credit Provider. Upon the payment in full of the Series 2011-1 Notes, the Trustee shall deliver written notice to the Series 2011-1 Letter of Credit Provider that the Series 2011-1 Notes have been paid in full.”;
i)    The following is hereby added as Section 4.23 to the Series 2011-1 Supplement:
“In the event that (i) the Series 2011-1 Letter of Credit Provider shall have notified the Master Servicer (and shall not have retracted such notification) that its compliance with any of its obligations hereunder or under the related Series 2011-1 Letter of Credit would be unlawful, (ii) the Series 2011-1 Letter of Credit Provider fails to extend its Series 2011-1 Letter of Credit Expiration Date as of the date that is 40 days prior to the then scheduled Series 2011-1 Letter of Credit Expiration Date, (iii) any of the Lessees or the Master Servicer is required pursuant to (x) Sections 4.9, 4.10 or 4.11 of the senior secured asset based revolving loan facility, provided under that credit agreement dated as of March 11, 2011, among, inter alia, The Hertz Corporation, certain of its subsidiaries, and Deutsche Bank AG New York Branch, as administrative agent or (y) any similar provisions of any successor or replacement agreement, to make any payment to or on behalf of the Series 2011-1 Letter of Credit Provider (or would be so required on or prior to the next following date on which a payment thereunder is required to be made to or for any such Series 2011-1 Letter of Credit Provider), (iv) the Series 2011-1 Letter of Credit Provider shall have wrongfully failed to fund any LOC Credit Disbursement when required under the terms hereof and the Series 2011-1 Letter of Credit, or (v) the short-term debt credit rating of the Series 2011-1 Letter of Credit Provider has fallen below “P-1” from Moody’s or, if rated by DBRS, the equivalent rating from DBRS, then the Lessees shall have the right at their own expense, upon notice to the Series 2011-1 Letter of Credit Provider, to obtain a replacement Series 2011-1 Letter of Credit from a replacement Series 2011-1 Letter of Credit Provider (having short-term debt credit ratings of at least “P-1” from Moody’s and, if rated by DBRS, the equivalent rating from DBRS) selected by the Master Servicer (on behalf of the Lessees). If a replacement Series 2011-1 Letter of Credit Provider succeeds the Series 2011-1 Letter of Credit Provider or other substitute credit enhancement is obtained to replace the Series 2011-1 Letter of Credit, then the Lessees and, if applicable, such successor institution, shall (a) sign such documents and instruments as shall be appropriate to evidence such successor institution’s issuance of a substitute letter of credit or such other substitute credit enhancement, (b) cause the return to the Series 2011-1 Letter of Credit Provider of the then outstanding Series 2011-1 Letter of Credit, and (c) deliver to the Trustee a substitute letter of credit having terms identical to the then outstanding Series 2011-1 Letter of Credit but with such successor institution as the issuer thereof or deliver such other substitute credit enhancement.  The Master Servicer shall provide prompt written notice to the Trustee of the appointment of any such successor institution in accordance with the terms of this Supplement.”;
j)    Exhibit E, in the form attached hereto as Annex I, is hereby appended at the end of the Series 2011-1 Supplement; and
k)    Exhibit F, in the form attached hereto as Annex II, is hereby appended at the end of the Series 2011-1 Supplement.
3.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Series 2011-1 Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series 2011-1 Supplement, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series 2011-1 Supplement specifically referred to herein and any references in the Series 2011-1 Supplement to the provisions of the Series 2011-1 Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.
4.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

5.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
7.    Conditions Precedent.    This Amendment shall become effective as of the date upon which the following conditions precedent shall be satisfied (the “Effective Date”):
(a)    execution and delivery of this Amendment by the parties hereto, with the executed consent of (i) Dollar Thrifty Automotive Group, Inc. and (ii) Bank of America, N.A., as Series 2011-1 Letter of Credit Provider; and
(b)    satisfaction of the Rating Agency Condition.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.
RCFC:

RENTAL CAR FINANCE CORP.,
an Oklahoma corporation

By:    /s/ H. Clifford Buster, III
Name: H. Clifford Buster, III
Title: President and Treasurer

[Signature Page to Amendment No. 3 to Series 2011-1 Supplement]

TRUSTEE:

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation

By: _/s/ Louis Bodi ____________
Name: _Louis Bodi_______________
Title: _Vice President____________

By: _/s/ Mark Esposito _________
Name: _Mark Esposito____________
Title: _Assistant Vice President____

[Signature Page to Amendment No. 3 to Series 2011-1 Supplement]

Pursuant to Section 8.7(a)(ii) of the Series 2011-1 Supplement, Dollar Thrifty Automotive Group, Inc. hereby consents to this Amendment as of the day and year first above written.
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation

By:    /s/ H. Clifford Buster, III
Name: H. Clifford Buster, III
Title: Senior Executive Vice President, Chief          Financial Officer and Treasurer

[Signature Page to Amendment No. 3 to Series 2011-1 Supplement]

Pursuant to Section 8.7(a)(i) of the Series 2011-1 Supplement, Bank of America, N.A. hereby consents to this Amendment as of the day and year first above written.
BANK OF AMERICA, N.A.,
as Series 2011-1 Letter of Credit Provider

By: _________________________
Name:
Title:

[Signature Page to Amendment No. 3 to Series 2011-1 Supplement]

ANNEX I
EXHIBIT E
IRREVOCABLE LETTER OF CREDIT
No. [ ]
[DATE]
Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street
New York, New York 10005
Telecopier: (212) 553-2462
Attention: Corporate Trust Division
Dear Sir or Madam:
The undersigned, [                    ] (the “Series 2011-1 Letter of Credit Provider”) hereby establishes, at the request and for the account of The Hertz Corporation (“Hertz”), Dollar Thrifty Automotive Group, Inc. (“DTAG”), DTG Operations, Inc. (“DTG Operations”), and [insert names of any other Lessees] (together with DTG Operations, the “Lessees”) in your favor as Trustee under that certain Series 2011-1 Supplement, dated as of July 28, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series 2011-1 Supplement”), between Rental Car Finance Corp., a special purpose Oklahoma corporation (“RCFC”), as the issuer, and Deutsche Bank Trust Company Americas, as Trustee (in such capacity, the “Trustee”), to the Amended and Restated Base Indenture, dated as of February 14, 2007, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), between RCFC and the Trustee, this Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”), in the aggregate maximum amount of [                    ] DOLLARS ($[                    ]) (such amount, as the same may be reduced, increased and reinstated from time to time as provided herein, being the “Series 2011-1 Letter of Credit Amount”), effective immediately and expiring at close of business (New York time) at our [                    ] office at [                    ], Facsimile No.: [                    ] (such office or any other office which may be designated by the Series 2011-1 Letter of Credit Provider by written notice delivered to you, being the “Series 2011-1 Letter of Credit Provider’s Office”) on [                    ] (or, if such date is not a Business Day (as defined below), the immediately following Business Day) (the “Scheduled Letter of Credit Expiration Date”). You are referred to herein (and in each Annex hereto) as the Trustee.
The Series 2011-1 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by one or more of the Trustee’s drafts, each drawn on the Series 2011-1 Letter of Credit Provider at the Series 2011-1 Letter of Credit

[Signature Page to Amendment No. 3 to Series 2011-1 Supplement]

Exhibit E

Provider’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate purported to be signed by the Trustee in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 2011-1 Letter of Credit Amount as in effect on such Business Day and (2) in a single drawing by the Trustee’s draft, drawn on the Series 2011-1 Letter of Credit Provider at the Series 2011-1 Letter of Credit Provider’s Office, payable at sight on a Business Day, and accompanied by the Trustee’s written and completed certificate purported to be signed by the Trustee in substantially the form of Annex B attached hereto (such draft accompanied by such certificate being a “Termination Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 2011-1 Letter of Credit Amount as in effect on such Business Day, provided, that only one Termination Demand may be made hereunder. Any Credit Demand or Termination Demand may be delivered by facsimile transmission to the Series 2011-1 Letter of Credit Provider’s Office. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York. Upon the Series 2011-1 Letter of Credit Provider honoring any Credit Demand presented hereunder, the Series 2011-1 Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand. In addition to the foregoing reduction, the Series 2011-1 Letter of Credit Amount shall automatically be reduced to zero and this Series 2011-1 Letter of Credit shall be terminated upon the Series 2011-1 Letter of Credit Provider honoring any Termination Demand presented to it hereunder.
The Series 2011-1 Letter of Credit Amount shall be automatically reinstated with respect to reimbursement of any Credit Demand when and to the extent, but only when and to the extent, that (i) the Series 2011-1 Letter of Credit Provider is reimbursed by any of the Lessees, DTAG or Hertz (on behalf of any of the Lessees or DTAG), as the case may be, in full for any amount drawn hereunder by any Credit Demand and (ii) the Series 2011-1 Letter of Credit Provider receives written notice from Hertz in substantially the form of Annex C attached hereto certifying that no Event of Bankruptcy (as defined in Annex C attached hereto) with respect to Hertz, DTAG, DTG Operations, or any other Lessee has occurred and is continuing; provided, however, that the Series 2011-1 Letter of Credit Amount shall, in no event, be reinstated to an amount greater than the Series 2011-1 Letter of Credit Amount as in effect immediately prior to such Credit Demand.
The Series 2011-1 Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from the Trustee to the Series 2011-1 Letter of Credit Provider in substantially the form of Annex D attached hereto that is acknowledged and agreed to in writing by the Series 2011-1 Letter of Credit Provider. The Series 2011-1 Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Trustee of written notice from the Series 2011-1 Letter of Credit Provider in substantially the form of Annex E attached hereto stating that the Series 2011-1 Letter of Credit Amount has been increased and setting forth the amount of such increase.

Exhibit E

Each Credit Demand and Termination Demand shall be dated the date of its presentation, and shall be presented to the Series 2011-1 Letter of Credit Provider at the Series 2011-1 Letter of Credit Provider’s Office. If the Series 2011-1 Letter of Credit Provider receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 2011-1 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day prior to the termination hereof, the Series 2011-1 Letter of Credit Provider will make such funds available by 4:30 p.m. (New York City time) on the same day in accordance with your payment instructions. If the Series 2011-1 Letter of Credit Provider receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 2011-1 Letter of Credit, after 12:00 noon (New York City time) on a Business Day prior to the termination hereof, the Series 2011-1 Letter of Credit Provider will make the funds available by 12:00 noon (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2011-1 Letter of Credit Provider, payment under this Series 2011-1 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your respective accounts in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.
Upon the earliest of (i) the date on which the Series 2011-1 Letter of Credit Provider honors a Termination Demand presented hereunder, (ii) the date on which the Series 2011-1 Letter of Credit Provider receives written notice from you that an alternate letter of credit or other credit enhancement has been substituted for this Series 2011-1 Letter of Credit and that you are returning the original Series 2011-1 Letter of Credit to the Series 2011-1 Letter of Credit Provider by courier, (iii) the date on which the Series 2011-1 Letter of Credit Provider receives written notice from you that the Series 2011-1 Notes are paid in full and (iv) the Scheduled Letter of Credit Expiration Date, this Series 2011-1 Letter of Credit shall automatically terminate.
This Series 2011-1 Letter of Credit is transferable only in its entirety to any transferee(s) who you certify to the Series 2011-1 Letter of Credit Provider has succeeded you, as Trustee under the Series 2011-1 Supplement, and may be successively transferred only in its entirety. Transfer of this Series 2011-1 Letter of Credit to such transferee shall be effected by the presentation to the Series 2011-1 Letter of Credit Provider of this Series 2011-1 Letter of Credit accompanied by a certificate in substantially the form of Annex F attached hereto. Upon such presentation the Series 2011-1 Letter of Credit Provider shall forthwith transfer this Series 2011-1 Letter of Credit to the transferee and endorse this Series 2011-1 Letter of Credit in favor of the transferee.
This Series 2011-1 Letter of Credit sets forth in full the undertaking of the Series 2011-1 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts and the ISP98 (defined below).

Exhibit E

This Series 2011-1 Letter of Credit is subject to the International Standby Practice, ICC Publication No. 590 (the “ISP98”), and, as to matters not covered by the ISP98, shall be governed by the laws of the State of New York, including, the Uniform Commercial Code as in effect in the State of New York.
Communications with respect to this Series 2011-1 Letter of Credit shall be in writing and shall be addressed to the Series 2011-1 Letter of Credit Provider at the Series 2011-1 Letter of Credit Provider’s Office, specifically referring to the number of this Series 2011-1 Letter of Credit.
Very truly yours,
[ ], as the Series 2011-1 Letter of Credit Provider
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX A
CERTIFICATE OF CREDIT DEMAND
[                    ]
[ADDRESS]
Telecopier: [                    ]
Attention: Standby Letter of Credit Department

Certificate of Credit Demand under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [                    ], issued by [                    ], as the Series 2011-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2011-1 Letter of Credit Provider as follows:
1.    Deutsche Bank Trust Company Americas is the Trustee under the Series 2011-1 Supplement referred to in the Series 2011-1 Letter of Credit.
2.    As of the date of this certificate, there exist [Series 2011-1 Lease Payment Losses (as such term is defined in the Series 2011-1 Supplement referred to in the Series 2011-1 Letter of Credit) allocated to making a drawing under the Series 2011-1 Letter of Credit pursuant to Sections 4.7(a)(iii)(A), (b)(iii)(A) or (c)(iii)(A) of such Series 2011-1 Supplement]1 [an amount due and payable by Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTAG”), under the Demand Note (the “Demand Note”) issued by DTAG to Rental Car Finance Corp. pursuant to Section 4.15(a) of the Series 2011-1 Supplement has not been deposited into the Series 2011-1 Collection Account (as defined in the Series 2011-1 Supplement referred to in the Series 2011-1 Letter of Credit)]2 in the amount of $___________.
3.    The Trustee is making a drawing under the Series 2011-1 Letter of Credit [as required by Section 4.14(b) of the Series 2011-1 Supplement for an amount equal to $___________, which amount is equal to the lesser of (i) the Series 2011-1 Lease Payment Losses (as defined in the Series 2011-1 Supplement) allocated to making a drawing under the Series 2011-1 Letter of Credit pursuant to Sections 4.7(a)(iii)(A), 4.7(b)(iii)(A) or 4.7(c)(iii)(A), as applicable, of the Series 2011-1 Supplement, and (ii) the Available Draw Amount (as defined in the Series 2011-1 Supplement) on the date of this certificate]3 [as required by Section 4.15(b) of the Series 2011-1 Supplement for an amount equal to $_________, which amount is equal to the lesser of (i) (A) that portion of the amount demanded under the Demand Note (as defined in the Series 2011-1 Supplement) as specified in Section 4.15(a) of the Series 2011-1 Supplement that has not been deposited into the Series 2011-1 Collection Account (as defined in the Series 2011-1 Supplement) as of 10:00 a.m. (New York City time) on the date of this certificate, in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 2011-1 Supplement as a result of the circumstance described in Section 4.15(b)(x) of the Series 2011-1

1 Include this text if Credit Demand is pursuant to Section 4.14(b) of the Series 2011-1 Supplement.
2 Include this text if Credit Demand is pursuant to Section 4.15(b) of the Series 2011-1 Supplement.
3 Include this text if Credit Demand is pursuant to Section 4.14(b) of the Series 2011-1 Supplement.

Annex A

Supplement, (B) the amount of the stayed demand for payment in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 2011-1 Supplement as a result of the circumstance described in Section 4.15(b)(y) of the Series 2011-1 Supplement or (C) the amount avoided and recovered in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 2011-1 Supplement as a result of the circumstance described in Section 4.15(b)(z) of the Series 2011-1 Supplement and (ii) Available Draw Amount (as defined in the Series 2011-1 Supplement)]4 (the “Series 2011-1 LOC Credit Disbursement”). The Series 2011-1 LOC Credit Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 2011-1 Letter of Credit on the date of this certificate.
4.    The amount of the draft shall be delivered pursuant to the following instructions:
[insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas, as Trustee].
5.    The Trustee acknowledges that, pursuant to the terms of the Series 2011-1 Letter of Credit, upon the Series 2011-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 2011-1 Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.
IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this _____ day of ____________, ___.
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

4 Include this text if Credit Demand is pursuant to Section 4.15(b) of the Series 2011-1 Supplement.

ANNEX B
CERTIFICATE OF TERMINATION DEMAND
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Certificate of Termination Demand under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [ ], issued by [                    ], as the Series 2011-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2011-1 Letter of Credit Provider as follows:
1.    Deutsche Bank Trust Company Americas is the Trustee under the Series 2011-1 Supplement referred to in the Series 2011-1 Letter of Credit.
2.    Pursuant to Section 4.16 of the Series 2011-1 Supplement, the Trustee, in its capacity as such, is making a drawing in the amount (the “Termination Demand Amount”) equal to the lesser of (A) the Series 2011-1 Invested Amount (as defined in the Series 2011-1 Supplement) as of the date of this certificate and (B) the Series 2011-1 Letter of Credit Amount as in effect on the date of this certificate.
3.    The amount of the draft accompanying this certificate is $_________ which is equal to the Termination Demand Amount as of the date hereof. The Termination Demand Amount does not exceed the amount that is available to be drawn by the Trustee under the Series 2011-1 Letter of Credit on the date of this certificate.
4.    The amount of the draft shall be delivered pursuant to the following instructions:
[insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas, as Trustee]
5.    The Trustee acknowledges that, pursuant to the terms of the Series 2011-1 Letter of Credit, upon the Series 2011-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 2011-1 Letter of Credit Amount shall automatically be reduced to zero and the Series 2011-1 Letter of Credit shall terminate and be immediately returned to the Series 2011-1 Letter of Credit Provider.

Annex B

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this _____ day of _______________, ____.
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX C
CERTIFICATE OF REINSTATEMENT OF
SERIES 2011-1 LETTER OF CREDIT AMOUNT
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Certificate of Reinstatement of Series 2011-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [ ], issued by [                    ], as the Series 2011-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of The Hertz Corporation, hereby certifies to the Series 2011-1 Letter of Credit Provider as follows:
1.    As of the date of this certificate, the Series 2011-1 Letter of Credit Provider has been reimbursed in full by [                     ] in the amount of $ [                     ] in respect of the Credit Demand made on ______________.
2.    As of the date of this certificate, no Event of Bankruptcy with respect to The Hertz Corporation (“Hertz”), Dollar Thrifty Automotive Group, Inc. (“DTAG”), DTG Operations, Inc. (“DTG Operations”), or any other Lessee has occurred and is continuing. “Event of Bankruptcy”, with respect to Hertz, DTAG, DTG Operations, or any other Lessee, means (a) a case or other proceeding shall be commenced, without the application or consent of such person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such person or all or any substantial part of its assets, or any similar action with respect to such person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and any such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such person shall be entered in an involuntary case under The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et. seq., (the “Bankruptcy Code”) or any other similar law now or hereafter in effect; or (b) such person shall commence a voluntary case or other proceeding under the Bankruptcy Code or any applicable insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) a corporation or similar entity or its board of directors shall vote to implement any of the actions set forth in the preceding clause (b).

Annex C

3.    Accordingly, pursuant to the terms and conditions of the Series 2011-1 Letter of Credit, the Series 2011-1 Letter of Credit Amount is hereby reinstated in the amount of $[                    ] so that the Series 2011-1 Letter of Credit Amount after taking into account such reinstatement is in an amount equal to $[                    ].
IN WITNESS WHEREOF, The Hertz Corporation has executed and delivered this certificate on this ____ day of __________, ____.
THE HERTZ CORPORATION
By:____________________________________
Name:
Title:

ANNEX D
NOTICE OF REDUCTION OF SERIES 2011-1 LETTER OF CREDIT AMOUNT
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Notice of Reduction of Series 2011-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [                    ], issued by [                    ], as the Series 2011-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of the Trustee, hereby notifies the Series 2011-1 Letter of Credit Provider as follows:
1.The Trustee has received a notice pursuant to Section 4.22 of the Series 2011-1 Supplement authorizing it to request a reduction of the Series 2011-1 Letter of Credit Amount to $___________ and is delivering this notice in accordance with the terms of the Series 2011-1 Letter of Credit.
2.By its acknowledgment and agreement below, the Series 2011-1 Letter of Credit Provider acknowledges and agrees that the aggregate maximum amount of the Series 2011-1 Letter of Credit is reduced to $___________from $___________ pursuant to and in accordance with the terms and provisions of the Series 2011-1 Letter of Credit and, that the reference in the first paragraph of the Series 2011-1 Letter of Credit to “______________________ ($___________)” is amended to read “______________________ ($___________)”.
3.This request, upon your acknowledgment and agreement set forth below, shall constitute an amendment to the Series 2011-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 2011-1 Letter of Credit remain unchanged.
4.The Series 2011-1 Letter of Credit Provider is requested to execute and deliver its acknowledgment and acceptance of this notice to the Trustee at its address set forth in the Series 2011-1 Letter of Credit.

Annex D

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of _____________, ____.
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:
ACKNOWLEDGED AND AGREED:
[ ], as Series 2011-1 Letter of Credit Provider
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX E
NOTICE OF INCREASE OF SERIES 2011-1 LETTER OF CREDIT AMOUNT
Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street
New York, New York 10005
Telecopier: (212) 553-2462
Attention: Corporate Trust Division
Notice of Increase of Series 2011-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [                    ], issued by [                    ], as the Series 2011-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, duly authorized officers of the Series 2011-1 Letter of Credit Provider, hereby notify the Trustee as follows:
1.The Series 2011-1 Letter of Credit Provider has received a request from DTG Operations, Inc. to increase the Series 2011-1 Letter of Credit Amount by $________, and the Series 2011-1 Letter of Credit Provider is permitted to increase the Series 2011-1 Letter of Credit Amount by such amount.
2.Upon your acknowledgment set forth below, the aggregate maximum amount of the Series 2011-1 Letter of Credit is increased to $________from $________ pursuant to and in accordance with the terms and provisions of the Series 2011-1 Letter of Credit and that the reference in the first paragraph of the Series 2011-1 Letter of Credit to “________________ ($________)” is amended to read “________________ ($________)”.
3.This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Series 2011-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 2011-1 Letter of Credit remain unchanged.
4.The Trustee is requested to execute and deliver its acknowledgment and acceptance to this notice to the Series 2011-1 Letter of Credit Provider at its address set forth in the Series 2011-1 Letter of Credit.

Annex E

IN WITNESS WHEREOF, the Series 2011-1 Letter of Credit Provider has executed and delivered this certificate on this ____ day of __________, _____.
[ ], as the Series 2011-1 Letter of Credit Provider
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:
ACKNOWLEDGED:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX F
INSTRUCTION TO TRANSFER
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Re: Irrevocable Letter of Credit No. [ ]
Ladies and Gentlemen:
For value received, the undersigned beneficiary hereby irrevocably transfers to:
_________________
[Name of Transferee]
_______________
[Address]
all rights of the undersigned beneficiary to draw under the above-captioned letter of credit (the “Series 2011-1 Letter of Credit”) issued by the Series 2011-1 Letter of Credit Provider named therein in favor of the undersigned. We certify that the transferee has succeeded the undersigned as Trustee under the Series 2011-1 Supplement (as defined in the Series 2011-1 Letter of Credit).
By this transfer, all rights of the undersigned beneficiary in the Series 2011-1 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 2011-1 Letter of Credit pertaining to transfers.
The Series 2011-1 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 2011-1 Letter of Credit Provider transfer the Series 2011-1 Letter of Credit to our transferee and that the Series 2011-1 Letter of Credit Provider endorse the Series 2011-1 Letter of Credit returned herewith in favor of the transferee.

NY\5581196.16

Annex F

Very truly yours,
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX II

Exhibit F

REQUEST FOR REDUCTION OF
SERIES 2011-1 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street
New York, New York 10005
Telecopier:  (212) 553-2462

Attention:  Corporate Trust Division

Request for Reduction of Series 2011-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [ ], issued by [                    ], as the Series 2011-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.

The undersigned, a duly authorized officer of [APPLICABLE LESSEE] individually and on behalf of the Lessees, hereby certifies to Deutsche Bank Trust Company Americas, in its capacity as the Trustee, as follows:

1. The Series 2011-1 Letter of Credit Amount as of the date of this request prior to giving effect to the reduction of the Series 2011-1 Letter of Credit Amount requested in paragraph 2 of this request is $__________.

2. The Trustee is hereby requested pursuant to Section 4.22 of the Series 2011-1 Supplement to execute and deliver to the Series 2011-1 Letter of Credit Provider a Notice of Reduction of Series 2011-1 Letter of Credit Amount substantially in the form of Annex D to the Series 2011-1 Letter of Credit (the “Notice of Reduction”) for a reduction in the Series 2011-1 Letter of Credit Amount by an amount equal to $___________.  The Trustee is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Section [_] of the Series 2011-1 Supplement), and to provide for the reduction pursuant to the Notice of Reduction to be as of ________, ________.  The undersigned understands that the Trustee will be relying on the contents hereof.  The undersigned further understands that the Trustee shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the Series 2011-1 Letter of Credit Amount not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Trustee.

NY\5581196.16

3. To the best of the knowledge of the undersigned, (i) the Series 2011-1 Letter of Credit Amount will be $____________, (ii) the Series 2011-1 Available Subordinated Amount will be $____________, (iii) the Series 2011-1 Cash Liquidity Amount will be $____________ and (iv) the Enhancement Amount will be $____________, in each case as of the date of the reduction requested in paragraph 2 of this request.

4. The Series 2011-1 Letter of Credit Amount after giving effect to the reduction requested in paragraph 2 of this request will not cause (i) the Series 2011-1 Letter of Credit Amount to be less than the Series 2011-1 Minimum Letter of Credit Amount, (ii) the Series 2011-1 Available Subordinated Amount to be less than the Series 2011-1 Minimum Subordinated Amount, (iii) the Series 2011-1 Enhancement Amount to be less than the Series 2011-1 Minimum Enhancement Amount, or (iv) the Series 2011-1 Liquidity Amount to be less than the Series 2011-1 Minimum Liquidity Amount, in each case as of the date the reduction requested in paragraph 2 of this request.

5. The undersigned acknowledges and agrees that the execution and delivery of this request by the undersigned constitutes a representation and warranty by the undersigned to each of the Series 2011-1 Letter of Credit Provider and the Trustee that, as of the date on which the Series 2011-1 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request, each of the statements set forth in this request is true and correct to the best of the knowledge of the undersigned.

6. The undersigned agrees that if on or prior to the date as of which the Series 2011-1 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify each of the Series 2011-1 Letter of Credit Provider and the Trustee by telephone and in writing by telefacsimile in the manner provided in Section 12.1 of the Base Indenture and the request set forth herein to reduce the Series 2011-1 Letter of Credit Amount shall be deemed canceled upon receipt by each of the Series 2011-1 Letter of Credit Provider and the Trustee of such notice in writing.

4

IN WITNESS WHEREOF, [APPLICABLE LESSEE], individually and on behalf of the Lessees, has executed and delivered this request on this ____ day of __________, ____.

[APPLICABLE LESSEE]

By:____________________________________
Name:

Title:

5